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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2006

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17777 (Commission File Number)	04-3002607 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 7.01. Regulation FD Disclosure

On March 24, 2006, Boston Financial Qualified Housing Tax Credits L.P. II, (the “Partnership”), announced that, within the next few weeks, it will be making a distribution to all of its limited partners of $5,820,000, or $97.00 per unit. The distribution represents the proceeds of the previously disclosed sale of Durham Park and a majority of the proceeds from the sale of Reno Apartments. The Partnership will be mailing a letter to all of its limited partners notifying them of the distribution and also providing updated disclosure on the Partnership’s current investment portfolio.
The letter, which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Number

	99.1	Letter to limited partners discussing distribution of sales proceeds.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. II (Registrant) By: Arch Street, Inc., its Managing General Partner

Date: March 24, 2006	By:	/s/ Michael H. Gladstone
Michael H. Gladstone
Vice President and Clerk

By:	/s/ Jenny Netzer
Jenny Netzer
President

Exhibit Index

Exhibit Number	Exhibit Name

99.1	Letter to limited partners discussing distribution of sales proceeds.